     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 1996

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             MuniInsured Fund, Inc.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             MuniInsured Fund, Inc.
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                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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     (4) Proposed maximum aggregate value of transaction:

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     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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Notes:

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1Set forth the amount on which the filing fee is calculated and state how it was determined.

                             MUNIINSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                               ------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 1996

                               ------------------

TO THE STOCKHOLDERS OF MUNIINSURED FUND, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the "Meeting") of MuniInsured Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 16, 1996 at 9:30 A.M. for the following purposes:

          (1) To elect two Directors to serve until the 1999 Annual Meeting of Stockholders;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 18, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 2, 1996, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: March 29, 1996

                                PROXY STATEMENT
                            ------------------------

                             MUNIINSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniInsured Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1996 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 16, 1996 at 9:30 A.M. The approximate mailing date of this Proxy Statement is March 29, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon, or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of two Directors to serve until the 1999 Annual Meeting of Stockholders and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on March 18, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of March 18, 1996, the Fund had outstanding 8,079,388 shares of common stock, par value $.10 per share. To the knowledge of the Fund, no person is the beneficial owner of more than five percent of its outstanding shares.

     Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by the Fund's stockholders, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                             ELECTION OF DIRECTORS

     Pursuant to the Articles of Incorporation of the Fund, the Board of Directors is divided into three classes, designated Class I, Class II and Class
III. Each class has a term of office of three years, and each year the term of office of one class will expire. A Director elected by stockholders will serve until the Annual Meeting of Stockholders for the year in which his term expires and until his successor is elected and qualified.

     It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of Joe Grills and Walter Mintz, Directors whose current terms expire at the Meeting. The Board of Directors of the Fund knows of no reason why these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees and the continuing Directors is set forth as follows:

                                                                                     SHARES OF
                                                                                   COMMON STOCK
                                                                                    OF THE FUND
                                      PRINCIPAL OCCUPATION DURING PAST             BENEFICIALLY
                                            FIVE YEARS AND PUBLIC       DIRECTOR     OWNED AT
        NAME AND ADDRESS         AGE           DIRECTORSHIP(1)            SINCE   MARCH 18, 1996
-------------------------------- ---- --------------------------------- --------- ---------------
Class I Nominees to serve until the 1999 Annual Meeting of Stockholders:
Joe Grills(1)(2)................  61  Member of the Committee of          1994           0
  183 Soundview Lane                  Investment of Employee Benefit
  New Canaan, Connecticut 06840       Assets of the Financial
                                      Executives Institute ("CIEBA")
                                      since 1986; member of CIEBA's
                                      Executive Committee since 1988
                                      and its Chairman from 1991 to
                                      1992; Assistant Treasurer of
                                      International Business Machines
                                      Incorporated ("IBM") and Chief
                                      Investment Officer of IBM
                                      Retirement Funds from 1986 until
                                      1993; Member of the Investment
                                      Advisory Committee of the State
                                      of New York Common Retirement
                                      Fund; Director, Duke Management
                                      Company and LaSalle Street Fund.
Walter Mintz(1)(2)..............  67  Special Limited Partner of          1987           0
  1114 Avenue of the Americas         Cumberland Partners (investment
  New York, New York 10036            partnership) since 1982.
Class II Directors serving until the 1997 Annual Meeting of Stockholders:
Melvin R. Seiden(1)(2)..........  65  President of Silbanc Properties,    1987           0
  780 Third Avenue                    Ltd. (real estate, investments
  Suite 2502                          and consulting) since 1987.
  New York, New York 10017
Stephen B. Swensrud(1)(2).......  62  Principal of Fernwood Associates    1987           0
  24 Federal Street, Suite 400        (financial consultants).
  Boston, Massachusetts 02110

                                                                                     SHARES OF
                                                                                   COMMON STOCK
                                                                                    OF THE FUND
                                      PRINCIPAL OCCUPATION DURING PAST             BENEFICIALLY
                                            FIVE YEARS AND PUBLIC       DIRECTOR     OWNED AT
        NAME AND ADDRESS         AGE           DIRECTORSHIP(1)            SINCE   MARCH 18, 1996
-------------------------------- ---- --------------------------------- --------- ---------------
Class III Directors serving until the 1998 Annual Meeting of Stockholders:
Robert S. Salomon,                59  Principal of STI Management         1996           0
  Jr.(1)(2)(3)..................      (investment adviser); Chairman
  106 Dolphin Cove Quay               and CEO of Salomon Brothers Asset
  Stamford, Connecticut 06902         Management Inc from 1992 to 1995;
                                      Chairman of Salomon Brothers
                                      equity mutual funds from 1992 to
                                      1995; Director of Stock Research
                                      and U.S. Equity Strategist at
                                      Salomon Brothers Inc from 1975 to
                                      1991; Director, Common Fund and
                                      the Norwalk Community Technical
                                      College Foundation.
Arthur Zeikel(1)(4).............  63  President of Fund Asset             1987           0
  P.O. Box 9011                       Management, L.P. ("FAM") (which
  Princeton, New Jersey               term as used hereunder includes
  08543-9011                          its corporate predecessor) since
                                      1977; President of Merrill Lynch
                                      Asset Management, L.P. ("MLAM")
                                      (which term as used hereunder
                                      includes its corporate
                                      predecessors) since 1977;
                                      President and Director of
                                      Princeton Services, Inc.
                                      ("Princeton Services") since
                                      1993; Executive Vice President of
                                      Merrill Lynch & Co., Inc.
                                      ("ML&Co.") since 1990; Executive
                                      Vice President of Merrill Lynch,
                                      Pierce, Fenner & Smith
                                      Incorporated ("Merrill Lynch")
                                      from 1990 to 1995 and a Senior
                                      Vice President thereof from 1985
                                      to 1990; Director of Merrill
                                      Lynch Funds Distributor, Inc.
                                      ("MLFD").

---------------
(1) Each of the nominees and continuing directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment advisor. See "Merrill Lynch Investment Company Directorships" below.
(2) Member of Audit Committee of the Board of Directors.
(3) On January 17, 1996, Robert S. Salomon, Jr. was elected a Director of the Fund to fill the vacancy created by the retirement of Harry Woolf, who retired as a Director, effective December 31, 1995, pursuant to the Fund's retirement policy.
(4) Interested person, as defined in the Investment Company Act of 1940 (the "Investment Company Act"), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended September 30, 1995, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors and, if a member, at least 75% of the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than 10% of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $1,500 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $1,500 per year plus $250 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $25,335 for the fiscal year ended September 30, 1995.

     The following table sets forth for the fiscal year ended September 30, 1995 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ending December 31, 1995, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                                                           AGGREGATE
                                                                                          COMPENSATION
                                                                     PENSION OR          FROM FUND AND
                                                                 RETIREMENT BENEFITS    FAM/MLAM ADVISED
                                                 COMPENSATION      ACCRUED AS PART       FUNDS PAID TO
               NAME OF DIRECTOR                   FROM FUND       OF FUND EXPENSES         DIRECTORS
----------------------------------------------   ------------    -------------------    ----------------
Joe Grills(1).................................      $5,000               None               $153,883
Walter Mintz(1)...............................      $5,000               None               $153,883
Melvin R. Seiden(1)...........................      $5,000               None               $153,883
Stephen B. Swensrud(1)........................      $5,000               None               $153,883
Harry Woolf(1)................................      $5,000               None               $153,883

---------------
(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Grills (36 funds and portfolios); Mr. Mintz (36 funds and portfolios); Mr. Seiden (36 funds and portfolios); Mr. Swensrud (46 funds and portfolios); and Mr. Woolf, prior to his retirement, effective December 31, 1995, pursuant to the Fund's retirement policy (36 funds and portfolios).

     Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following table sets forth information concerning each of these officers:

                                                                                          OFFICER
             NAME AND PRINCIPAL OCCUPATION               AGE            OFFICE             SINCE
-------------------------------------------------------  ----  -------------------------  --------
Arthur Zeikel..........................................   63   President                    1987
  President of FAM since 1977; President of MLAM since
  1977; President and Director of Princeton Services
  since 1993; Executive Vice President of ML&Co. since
  1990; Executive Vice President of Merrill Lynch from
  1990 to 1995 and a Senior Vice President thereof from
  1985 to 1990; Director of MLFD.
Terry K. Glenn.........................................   55   Executive Vice President     1987
  Executive Vice President of FAM and MLAM since 1983;
  Executive Vice President and Director of Princeton
  Services since 1993; President of MLFD since 1986 and
  Director thereof since 1991; President of Princeton
  Administrators, L.P. since 1988.
Vincent R. Giordano....................................   51   Vice President               1987
  Senior Vice President of FAM and MLAM since 1984.
Donald C. Burke........................................   35   Vice President               1993
  Vice President and Director of Taxation of MLAM since
  1990; Employee of Deloitte & Touche LLP from 1982 to
  1990.

                                                                                          OFFICER
             NAME AND PRINCIPAL OCCUPATION               AGE            OFFICE             SINCE
-------------------------------------------------------  ----  -------------------------  --------
Gerald M. Richard......................................   46   Treasurer                    1987
  Senior Vice President and Treasurer of FAM and MLAM
  since 1984; Senior Vice President and Treasurer of
  Princeton Services since 1993; Vice President of MLFD
  since 1981 and Treasurer thereof since 1984.
Mark B. Goldfus........................................   49   Secretary                    1987
  Vice President of FAM and MLAM since 1985.

     Stock Ownership. At March 18, 1996, the Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1/4 of 1% of the common stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the two Director nominees and "FOR" the ratification of D&T as independent auditors for the Fund.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the American Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or
Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended September 30, 1995 to any stockholder upon request. Such requests should be directed to MuniInsured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, Secretary or to 1-800-MERRILL x9368 (1-800-637-7455 x9368).

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1997 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 2, 1996.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Dated: March 29, 1996

                            MUNIINSURED FUND, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                  P R O X Y

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniInsured Fund, Inc. (the "Fund") held of record by the undersigned on March 18, 1996 at the annual meeting of stockholders of the Fund to be held May 16, 1996 or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.

    By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

1. ELECTION OF DIRECTORS

                          FOR all nominees listed below                     WITHHOLD AUTHORITY
                          (except as marked to the contrary below)  / /     to vote for the nominees listed below  / /

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Class I Nominees to serve until 1999 Annual Meeting of Stockholders: Joe Grills and Walter Mintz


To consider and act upon a proposal to ratify the selection of Deloitte and
Touche LLP to serve as independent auditors of the Fund for the current fiscal
year.                                                                                FOR / /       AGAINST / /      ABSTAIN / /

In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                             Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                             Dated:________________________________, 1996

                             x
                              -------------------------------------------
                                              Signature

                             x
                              -------------------------------------------
                                    Signature, if held jointly


PLEASE MARK BOXES /\/ OR /X/ IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.